 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2017
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Mr. Gavin Brockett, age 56, will become the Senior Vice President and Global Controller of Levi Strauss & Co. (the "Company"), and will serve as the Company’s principal accounting officer, effective December 7, 2017. Since joining the Company in March 2016, Mr. Brockett has been a member of both the Finance and AMA leadership teams, most recently as Vice President, Finance - AMA. Prior to joining the Company, Mr. Brockett held many senior financial roles in companies across markets in Asia, Africa and Europe, including Chief Operating Officer of Carlsberg China and Chief Financial Officer for Accolade Wines in Australia.
In connection with Mr. Brockett’s new role and relocation from Singapore to San Francisco, he will receive (i) a base salary of $415,000 a year, (ii) a $300,000 transition bonus paid in three installments over 24 months, and (iii) relocation benefits under the Company’s relocation program which applies to all employees. In addition, Mr. Brockett’s target participation rate in the Company’s Annual Incentive Program will be 50% of his base salary, and the target amount of his fiscal 2018 long-term incentive award under the Company's 2016 Equity Incentive Plan will be $300,000. The other components of Mr. Brockett’s compensation arrangement with the Company remain substantially unchanged.
The selection of Mr. Brockett to serve as the principal accounting officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Brockett and any director or executive officer of the Company. Mr. Brockett has not been a party to any transaction with the Company or its subsidiaries of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently contemplated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	December 8, 2017	By:	/s/ GAVIN BROCKETT
		Name:	Gavin Brockett
		Title:	Senior Vice President and Global Controller